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                                                                   EXHIBIT 10.19

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:      NOVATEL WIRELESS, INC.

DATE:          NOVEMBER 21, 2002


        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated November 29, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

        1. MODIFIED AUDIT FEES. That certain sentence in Section 5.4 of the Loan Agreement that currently reads as follows:

               "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $700 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

is hereby amended to read as follows:

               "The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses."

        2. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement entitled "1. CREDIT LIMIT" is hereby amended in its entirety to read as follows:

               1.  CREDIT LIMIT
                  (Section 1.1):            An amount equal to the sum of (a)
                                            and (b) and (c) below:

                                            (a) An amount not to exceed the
                                            lesser of: (i) $5,000,000 at any one
                                            time outstanding (the "Maximum
                                            Credit Limit"); or (ii) 65% of the
                                            amount of Borrower's Eligible
                                            Receivables (as defined in Section 8
                                            above);

                                            plus



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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                            (b) STANDBY LETTER OF CREDIT.
                                            Silicon previously issued for the
                                            account of Borrower a Standby Letter
                                            of Credit in the amount of $50,000
                                            (the "Standby Letter of Credit"),
                                            which Standby Letter of Credit is
                                            secured by a certificate of deposit
                                            pledged to Silicon on Silicon's
                                            standard form documentation;

                                            plus

                                            (c) BUSINESS CREDIT CARD SERVICES.
                                            Borrower is party to certain
                                            standard form applications and
                                            agreements of Silicon in connection
                                            with Silicon's business credit card
                                            services contemplated therein
                                            ("Business Credit Card Services"),
                                            with a credit limit thereon of
                                            $50,000 (or such higher amount as
                                            Silicon may agree to in writing, the
                                            "Business CC Limit"), and, without
                                            limiting any of the terms of such
                                            applications and agreements,
                                            Borrower will pay all standard fees
                                            and charges of Silicon in connection
                                            with the Business Credit Card
                                            Services. All amounts that Silicon
                                            pays or expends in respect of any
                                            Business Credit Card Services shall
                                            constitute Obligations hereunder.
                                            Borrower hereby agrees to indemnify,
                                            save, and hold Silicon harmless from
                                            any loss, cost, expense, or
                                            liability, including payments made
                                            by Silicon, expenses, and reasonable
                                            attorneys' fees incurred by Silicon
                                            arising out of or in connection with
                                            any Business Credit Card Services.
                                            Borrower's Obligations arising out
                                            of or in connection with the
                                            Business Credit Card Services (the
                                            "Business CC Obligations") shall be
                                            fully cash-secured (including,
                                            without limitation, cash security in
                                            the form of one or more certificates
                                            of deposit) pursuant to Silicon's
                                            standard form pledge documentation
                                            (such cash security, the "Business
                                            CC Cash Collateral"; it being
                                            understood and agreed that the
                                            Business CC Cash Collateral
                                            constitutes additional Collateral).
                                            Borrower hereby covenants and agrees
                                            that the amount of cash collateral
                                            pledged to Silicon as the Business
                                            CC Cash Collateral shall at all
                                            times be at least the then extant
                                            Business CC Limit plus all interest,
                                            fees and costs due or to become due
                                            in connection with the Business CC.
                                            For purposes of this Agreement, the
                                            Business CC Obligations constitute
                                            Obligations and



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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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                                            shall count toward the Credit Limit
                                            under this Agreement.


                  LETTER OF CREDIT SUBLIMIT
                  (Section 1.5):            $400,000.

                  FOREIGN EXCHANGE
                  CONTRACT SUBLIMIT:        $400,000. Borrower may enter into
                                            foreign exchange forward contracts
                                            with Silicon, on its standard forms,
                                            under which Borrower commits to
                                            purchase from or sell to Silicon a
                                            set amount of foreign currency more
                                            than one business day after the
                                            contract date (the "FX Forward
                                            Contracts"); provided that (1) at
                                            the time the FX Forward Contract is
                                            entered into Borrower has Loans
                                            available to it under this Agreement
                                            in an amount at least equal to 10%
                                            of the amount of the FX Forward
                                            Contract; and (2) the total FX
                                            Forward Contracts at any one time
                                            outstanding may not exceed 10 times
                                            the amount of the Foreign Exchange
                                            Contract Sublimit set forth above.
                                            Silicon shall have the right to
                                            withhold, from the Loans otherwise
                                            available to Borrower under this
                                            Agreement, a reserve (which shall be
                                            in addition to all other reserves)
                                            in an amount equal to 10% of the
                                            total FX Forward Contracts from time
                                            to time outstanding, and in the
                                            event at any time there are
                                            insufficient Loans available to
                                            Borrower for such reserve, Borrower
                                            shall deposit and maintain with
                                            Silicon cash collateral in an amount
                                            at all times equal to such
                                            deficiency, which shall be held as
                                            Collateral for all purposes of this
                                            Agreement. Silicon may, in its
                                            discretion, terminate the FX Forward
                                            Contracts at any time that an Event
                                            of Default occurs and is continuing.
                                            Borrower shall execute all standard
                                            form applications and agreements of
                                            Silicon in connection with the FX
                                            Forward Contracts, and without
                                            limiting any of the terms of such
                                            applications and agreements,
                                            Borrower shall pay all standard fees
                                            and charges of Silicon in connection
                                            with the FX Forward Contracts.



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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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        3. MODIFIED INTEREST RATE. Section 2 of the Schedule to Loan and
Security Agreement is hereby amended by modifying the words which presently read "A rate equal to the `Prime Rate' in effect from time to time, plus 2.0% per annum, provided that the interest rate in effect each month shall not be less than 7.0% per annum." to read as follows:

               A rate equal to the `Prime Rate' in effect from time to time, plus 2.75% per annum, provided that the interest rate in effect each month shall not be less than 7.0% per annum.

        4. MODIFIED MATURITY DATE. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

               4.     MATURITY DATE
                      (Section 6.1):        November 28, 2003.

        5. ADDITION OF MINIMUM CASH LIQUIDITY COVENANT. The following Minimum Cash Liquidity Covenant is hereby added in Section 5 of the Schedule to Loan and Security Agreement and shall read as follows:

               MINIMUM CASH
               LIQUIDITY:                   In addition to the Standby Letter of
                                            Credit and the Business CC Cash
                                            Collateral, Borrower shall at all
                                            times maintain a minimum of Loans
                                            available to Borrower under this
                                            Agreement plus unrestricted cash in
                                            accounts maintained at Silicon in an
                                            amount of not less than $500,000;
                                            provided, however, that the amount
                                            of unrestricted cash in accounts
                                            maintained at Silicon shall not at
                                            any time be less than $350,000.

        6. DELETION OF MINIMUM QUICK RATIO AND MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANTS. The Minimum Quick Ratio and Minimum Tangible Net Worth Financial Covenants set forth in Section 5 of the Schedule to Loan and Security Agreement are hereby deleted.

        7. DEPOSIT REQUIREMENT. Paragraph (1) of Section 9 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

               (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon. Without limiting the generality of the foregoing, Borrower shall, at all times, maintain not less than 80% of its total cash (including without limitation Borrower's deposit accounts and operating accounts) on deposit with Silicon.

        8. FEE. As consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $50,000, which shall be non-refundable and in



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addition to all interest and other fees payable to Silicon under the Loan
Documents. Silicon is authorized to charge said fee to Borrower's loan account.

        9. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

        10. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

  BORROWER:                                  SILICON:

  NOVATEL WIRELESS, INC.                     SILICON VALLEY BANK


  BY /S/ JOHN MAJOR                          BY /S/ ROBERT ANDERSEN
    -------------------------------            -----------------------------
    CHAIRMAN AND CEO                            VICE PRESIDENT
    -------------------------------            -----------------------------

  BY /S/ MELVIN L. FLOWERS
    -------------------------------
    SR. V.P. AND CFO & SECRETARY
    -------------------------------




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